                                                                  Exhibit (r)(1)

                                POWER OF ATTORNEY
                    RIVESOURCE LIFE INSURANCE CO. OF NEW YORK

Gumer C. Alvero
Timothy V. Bechtold
Maureen A. Buckley
Rodney P. Burwell
Robert R. Grew
Richard N. Bush
Martin T. Griffin
Ronald L. Guzior
Gregory C. Johnson
Jean B. Keffeler
Thomas R. McBurney
Jeryl A. Millner
Thomas V. Nicolosi
Michael R. Woodward
David K. Stewart

Do hereby jointly and severally authorize Elisabeth A. Dahl, Scott E. Creutzmann, Chris R. Long, Scott R. Plummer, Christopher O. Petersen, Bruce H. Saul, Tara W Tilbury, Heather M. Somers, Rodney J. Vessels or Dan J. Weatherly to sign as their attorneys-in-fact and agents any and all documents (i.e., Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief) on behalf of the registrants reflected in the attached list that have been filed with the Securities and Exchange Commission by RiverSource Life Insurance Co. of New York pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, by means of the Security and Exchange Commission's electronic disclosure system known as EDGAR or otherwise; and to the file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and do hereby ratify such signatures heretofore made by such persons.

It is expressly understood by the undersigned that all to whom this Power of Attorney is presented are hereby authorized to accept a copy, photocopy or facsimile of this authorization with the same validity as the original.

This Power of Attorney may be executed in any number of counterpart copies, each of which shall be deemed an original and all of which, together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

Dated the 31st day of October, 2007.


/s/ Gumer C. Alvero                     /s/ Gregory C. Johnson
-------------------------------------   ----------------------------------------
Gumer C. Alvero                         Gregory C. Johnson
Director and Senior Vice President -    Director
Annuities


/s/ Timothy V. Bechtold                 /s/ Jean B. Keffeler
-------------------------------------   ----------------------------------------
Timothy V. Bechtold                     Jean B. Keffeler
Director, President and Chief           Director
executive Officer


/s/ Maureen A. Buckley                  /s/ Thomas R. McBurney
-------------------------------------   ----------------------------------------
Maureen A. Buckley                      Thomas R. McBurney
Director, Vice President, Chief         Director
Operating Officer, Consumer Affairs
Officer, Claims Officer, Claims
Officer and Anti-Money Laundering
Officer


/s/ Rodney P. Burwell                    /s/ Jeryl A. Millner
-------------------------------------   ----------------------------------------
Rodney P. Burwell                       Jeryl A. Millner
Director                                Director


/s/ Richard N. Bush                     /s/ Thomas V. Nicolosi
-------------------------------------   ----------------------------------------
Richard N. Bush                         Thomas V. Nicolosi
Senior Vice President - Corporate Tax   Director


/s/ Robert R. Grew                      /s/ Michael R. Woodward
-------------------------------------   ----------------------------------------
Robert R. Grew                          Michael R. Woodward
Director                                Director


/s/ Martin T. Griffin                   /s/ David K. Stewart
-------------------------------------   ----------------------------------------
Martin T. Griffin                       David K. Stewart
Director                                Vice President and Controller


/s/ Ronald L. Guzior
-------------------------------------
Ronald L. Guzior
Director

                   RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
               REGISTERED VARIABLE ANNUITY/LIFE INSURANCE PRODUCTS

                                                                          1933         1940
                                                                         Act No.     Act No.
                                                                       ----------   ---------
RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 1                                  811-07475
Privileged Assets Select Annuity                                       333-139767

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2                                  811-07511
RiverSource Personal Portfolio Plus 2/RiverSource Personal Portfolio   333-139772
RiverSource AccessChoice Select Variable Annuity                       333-134154
RiverSource Endeavor Plus Variable Annuity                             333-144422
RiverSource Endeavor Select Variable Annuity                           333-139764
RiverSource FlexChoice Select Variable Annuity                         333-144422
RiverSource Innovations Select Variable Annuity                        333-139764
RiverSource Innovations Variable Annuity                               333-139764

RIVERSOURCE OF NEW YORK ACCOUNT 4                                                   811-3500
RiverSource Variable Retirement & Combination Annuities                2-78194
RiverSource Employee Benefit Annuity                                   33-52567
RiverSource Flexible Annuity                                           33-4174

RIVERSOURCE OF NEW YORK ACCOUNT 7                                                   811-4913
RiverSource Single Premium Variable Life Insurance Policy              33-10334

RIVERSOURCE OF NEW YORK ACCOUNT 8
RiverSource Succession Select Variable Life Insurance                  333-42257
RiverSource Variable Universal Life Insurance                          33-15290
RiverSource Variable Second-To-Die Life Insurance                      33-62457
RiverSource Variable Universal Life III                                333-44644
RiverSource Variable Universal Life IV/RiverSource Variable
   Universal Life IV - Estate Series                                   333-44644

                                                                         1933         1940
                                                                        Act No.      Act No.
                                                                       ---------    ---------
RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT                                    811-07623
RiverSource Flexible Portfolio Annuity                                 33-62407
RiverSource Retirement Advisor Variable Annuity                        333-79311
RiverSource Retirement Advisor Advantage Variable
   Annuity/RiverSource Retirement Advisor Select Plus Variable
   Annuity                                                             333-79311
RiverSource Retirement Advisor Advantage Plus Variable
   Annuity/RiverSource Retirement Advisor Select Plus Variable
   Annuity                                                             333-79311
RiverSource Retirement Advisor 4 Advantage Plus Variable
   Annuity/RiverSource Retirement Advisor 4 Select Plus Variable
   Annuity/RiverSource Retirement Advisor 4 Access Variable Annuity    333-79311

RIVERSOURCE OF NEW YORK ACCOUNT SBS                                                 811-6560
RiverSource Symphony Annuity                                           33-45776